UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 17, 2021

_______________________________________
 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

001-32598	41-1941551
(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road,	Billerica,	MA	01821
(Address of principal executive offices)			(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ENTG	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective February 17, 2021, the Board of Directors (the "Board") of Entegris, Inc. ("Entegris") appointed Yvette Kanouff and Rodney Clark as directors of Entegris. There is no arrangement or understanding between either of Ms. Kanouff or Mr. Clark and any other persons or entities pursuant to which Ms. Kanouff or Mr. Clark was appointed as a director.

Upon their appointments to the Board, each of Ms. Kanouff and Mr. Clark became entitled to a prorated portion of the standard non-employee directors' compensation for the period ending on May 31, 2021. As part of this standard non-employee director compensation, on February 17, 2021, each of Ms. Kanouff and Mr. Clark received a prorated award of 273 restricted stock units with restrictions lapsing on the earlier of the date of the 2021 Annual Meeting of Stockholders or the first anniversary of the award date. Each of Ms. Kanouff and Mr. Clark will also receive a prorated portion of the $75,000 annual retainer payable to non-employee directors, paid quarterly in advance. Non-employee directors are reimbursed for their out-of-pocket expenses incurred in connection with services as a director.

In addition, Entegris has entered into indemnity agreements with each of Ms. Kanouff and Mr. Clark in connection with her or his services as a member of the Board. The form of indemnity agreement is filed as Exhibit 10.30 to Entegris' Annual Report on Form 10-K for the fiscal year ended August 27, 2005, filed with the U.S. Securities and Exchange Commission on November 23, 2005.

There are no transactions between Entegris and either of Ms. Kanouff or Mr. Clark that would be required to be reported under Item 404(a) of Regulation S-K. In addition, the Board anticipates naming each of Ms. Kanouff and Mr. Clark to serve on one or more committees of the Board, but at the time of this Current Report on Form 8-K, the Board has not determined the committees to which she or he will be named. Entegris will file an amendment to this Current Report on Form 8-K naming those committees once they are determined.

A copy of the news release announcing the appointments of Ms. Kanouff and Mr. Clark to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein.

Item 9.01.    Financial Statements and Exhibits.
        (d) Exhibits

Exhibit No.	Description
99.1	News Release, dated February 17, 2021
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: February 17, 2021
By: /s/ Joseph Colella
Name: Joseph Colella
Title: Senior Vice President, General Counsel and Secretary